                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                  Home Federal Bancorp, Inc. of Louisiana
______________________________________________________________________________
             (Name of Registrant as Specified In Its Charter)


______________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies: _________

(2)  Aggregate number of securities to which transaction applies: ____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________

(4)  Proposed maximum aggregate value of transaction: ________________________

(5)  Total fee paid __________________________________________________________

[ ]  Fee paid previously with preliminary materials: _________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: __________________________________________________

(2)  Form, Schedule or Registration Statement No.: ___________________________

(3)  Filing Party: ____________________________________________________________

(4)  Date Filed:_________________________________________

       [Home Federal Bancorp, Inc. of Louisiana Logo]









                                              October 11, 2007


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana. The meeting will be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 14, 2007 at 10:00 a.m., Central Time.

     At the annual meeting, you will be asked to elect three directors for three year terms and ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2008. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Home Federal
Bancorp, Inc. of Louisiana is sincerely appreciated.

                              Very truly yours,

                              /s/ Daniel R. Herndon
                              ---------------------
                              Daniel R. Herndon
                              President and Chief Executive Officer

            HOME FEDERAL BANCORP, INC. OF LOUISIANA
                       624 Market Street
                  Shreveport, Louisiana 71101
                        (318) 222-1145
---------------------------------------------------------------------
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
---------------------------------------------------------------------

TIME................. 10:00 a.m., Central Time, Wednesday, November 14, 2007
PLACE................ Home Federal Bancorp, Inc. of Louisiana
                      624 Market Street
                      Shreveport, Louisiana

ITEMS OF BUSINESS.... (1)  To elect three directors for a three-year term expiring in 2010 and until their successors are elected and qualified;

                      (2) To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2008; and

                      (3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE.......... Holders of Home Federal Bancorp common stock of record at the close of business on September 26, 2007 are entitled to vote at the meeting.

ANNUAL REPORT........ Our 2007 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING......... It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction form. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      /s/ DeNell W. Mitchell


                      DeNell W. Mitchell
                      Corporate Secretary

Shreveport, Louisiana
October 11, 2007

_____________________________________________________________________

                         TABLE OF CONTENTS
_____________________________________________________________________


                                                               Page
                                                              ______

About the Annual Meeting of Shareholders......................    1

Information with Respect to Nominees for Director,
  Continuing Directors and Executive Officers.................    3

     Election of Directors (Proposal One).....................    3

     Members of the Board of Directors Continuing in Office...    4

     Executive Officer Who is Not Also a Director.............    4

     Director Nominations.....................................    4

     Committees and Meetings of the Board of Directors........    4

     Directors' Attendance at Annual Meetings.................    5

     Directors' Compensation..................................    5

Report of the Audit Committee.................................    6

Management Compensation.......................................    7

     Summary Compensation Table...............................    7

     Outstanding Equity Awards at Fiscal Year-End.............    7

     Related Party Transactions...............................    7

Beneficial Ownership of Common Stock by Certain Beneficial
  Owners and Management.......................................    8

     Section 16(a) Beneficial Ownership Reporting Compliance..    9

Ratification of Appointment of Independent Registered Public
  Accounting Firm (Proposal Two)..............................    9

     Audit Fees...............................................   10

Shareholder Proposals, Nominations and Communications with
  the Board of Directors......................................   10

Annual Reports................................................   11

Other Matters.................................................   11

                        PROXY STATEMENT
                               OF
            HOME FEDERAL BANCORP, INC. OF LOUISIANA
                     _____________________

_____________________________________________________________________

            ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
_____________________________________________________________________

     This proxy statement is furnished to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the parent holding company of Home Federal Savings and Loan Association. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at our main office at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 14, 2007 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about October 11, 2007.

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Home Federal Bancorp and respond to questions from shareholders.

Who is entitled to vote?

     Only our shareholders of record as of the close of business on the record date for the meeting, September 26, 2007, are entitled to vote at the meeting. On the record date, we had 3,383,287 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

     Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     *    First, you may send a written notice to our Corporate
          Secretary, Ms. DeNell W. Mitchell, Home Federal
          Bancorp, Inc. of Louisiana, 624 Market Street,
          Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

     * Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte Sehrt Romig & Hand for fiscal 2008.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The three nominees for director receiving the most "for" votes will be elected directors. The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of LaPorte Sehrt Romig & Hand for fiscal 2008. Abstentions are considered in determining the presence of a quorum and will count as a vote against the proposal to ratify the appointment of the independent registered public accounting firm.

     As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Home Federal Mutual Holding Company of Louisiana owns a majority of our outstanding common stock. The Mutual Holding Company intends to vote all of the shares it owns for the nominees for director and for the ratification of the appointment of LaPorte Sehrt Romig & Hand, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.

_____________________________________________________________________

  INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                DIRECTORS AND EXECUTIVE OFFICERS
_____________________________________________________________________

Election of Directors (Proposal One)

     Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. One class shall be elected annually. At this meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2010 and until their successors are elected and qualified.

     Our Board of Directors has recommended the re-election of Messrs. Colquitt, Herndon and Lawrence as directors. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Daniel Herndon and David Herndon III who are brothers and Sidney York and Amos Wedgeworth Jr., who are brothers-in-law. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Colquitt, Hearne, Humphrey, Lawrence, Wedgeworth and York are independent directors as defined in the Nasdaq listing standards.

     Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Home Federal Savings and Loan Association. The indicated period of service as a director includes service as a director of Home Federal Savings and Loan Association prior to the organization of Home Federal Bancorp in 2005. Ages are reflected as of June 30, 2007.

              Nominees for Director for Three-Year Terms Expiring in 2010

                                    Position with Home Federal Bancorp and        Director
        Name              Age  Principal Occupation During the Past Five Years      Since
----------------------  -----  -----------------------------------------------     -------
Walter T. Colquitt III    62   Director.  Dentist, Shreveport, Louisiana.            1993

Daniel R. Herndon         67   Chairman of the Board of Directors of Home Federal
                               Savings and Loan since January 1998.  President and
                               Chief Executive Officer of Home Federal Savings and
                               Loan since September 1993.  Chairman, President and
                               Chief Executive Officer of Home Federal Bancorp
                               since 2005.                                           1980

Scott D. Lawrence         61   Director.  President of Southwestern Wholesale,       1994
                               Shreveport, Louisiana since 1980.


       The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

                          Directors Whose Terms Expire in 2008

                                    Position with Home Federal Bancorp and        Director
        Name              Age  Principal Occupation During the Past Five Years      Since
----------------------  -----  -----------------------------------------------     -------


David A. Herndon III      70   Director.  Retired geologist.                         1998

Woodus K. Humphrey        67   Director.  Insurance executive, Woodus Humphrey       2001
                               Insurance, Inc., Shreveport, Louisiana.

Sidney D. York            79   Director.  Retired as Chairman of Home Federal        1977
                               Savings and Loan in January 1998 and as President
                               in September 1993.


              Directors Whose Terms Expire in 2009

                                    Position with Home Federal Bancorp and        Director
        Name              Age  Principal Occupation During the Past Five Years      Since
----------------------  -----  -----------------------------------------------     -------

Henry M. Hearne           67   Director.  Self employed in the fields of             2000
                               investments and farming.

Clyde D. Patterson        65   Director.  Executive Vice President of Home           1990
                               Federal Savings and Loan and Home Federal Bancorp
                               since September 1993 and January 2005, respectively.

Amos L. Wedgeworth, Jr.   81   Director.  Retired physician.                         1980


Executive Officer Who is Not Also a Director

     DeNell W. Mitchell, age 51 years, has served as the Vice President and Senior Lending Officer of Home Federal Savings and Loan since 1993 and Secretary-Treasurer since 2004. Ms. Mitchell has served as Vice President and Corporate Secretary of Home Federal Bancorp since 2005.

Director Nominations

     Nominations for director of Home Federal Bancorp are made by the full Board of Directors which acts as the nominating committee pursuant to our federal stock Bylaws. All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Committees and Meetings of the Board of Directors

     During the fiscal year ended June 30, 2007, the Board of Directors of Home Federal Bancorp met 12 times. No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

     We do not currently have a standing compensation committee. The compensation levels of the Chief Executive Officer and the other officers are determined by the Board of Directors, however, directors Daniel Herndon and Clyde Patterson do not participate in discussions of their own compensation.

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Messrs. Hearne, Lawrence and David Herndon. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-KSB and monitors Home Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission, except for David Herndon, who is the brother of Daniel Herndon. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met one time in fiscal 2007.
The Audit Committee charter as presently in effect was attached to the proxy statement for the 2005 annual meeting as Appendix A.


Directors' Attendance at Annual Meetings

     Directors are expected to attend the annual meeting absent a valid reason for not doing so. All of our directors attended the 2006 annual meeting of shareholders.

Directors' Compensation

     We do not pay separate compensation to directors for their service on the Board of Directors of Home Federal Bancorp. From July 2006 to March 2007, members of Home Federal Savings and Loan's Board of Directors received $600 per regular Board meeting held. Beginning in April 2007, regular Board meeting fees were increased to $750 per meeting. Members of Home Federal Savings and Loan's committees received $50 per committee meeting, only if attended. Meetings of the Board or committees held telephonically are not paid. The members of the Board may also receive bonuses in June and December of each year. Board fees are subject to periodic adjustment by the Board of Directors.

     The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended June 30, 2007.

                              Fees Earned or   Stock     Option       All Other
            Name               Paid in Cash   Awards(1)  Awards(1)  Compensation(2)  Total(3)
     ----------------------   --------------  ---------  ---------  ---------------  --------
     Walter T. Colquitt III      $7,650       $5,890     $2,690        $2,497        $18,728
     Henry M. Hearne              7,700        5,890      2,690         2,497         18,778
     David A. Herndon III         7,700        5,890      2,690         2,497         18,778
     Woodus K. Humphrey           5,850        5,890      2,690         2,497         16,928
     Scott D. Lawrence            7,100        5,890      2,690         2,497         18,178
     Amos L. Wedgeworth, Jr.      6,900        5,890      2,690         2,497         17,978
     Sidney D. York               7,650        5,890      2,690         2,497         18,728

     ______________________

     (1) The column "Stock Awards" reflects expense recognized during fiscal 2007 in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of restricted stock awards to directors under the 2005 Recognition and Retention Plan. Such awards are vesting pro rata over five years commencing on the first anniversary of the grant date. The column
          "Option Awards" reflects expense recognized during fiscal year 2007 in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of stock options on August 18, 2005 for each non-employee director made pursuant to our 2005 Stock
          Option Plan, which options have an exercise price of $9.85 and vest pro rata over five years commencing on the first anniversary of the date of grant. No restricted stock awards or stock option awards were made in fiscal 2007.

                      (Footnotes continued on the following page)

     _____________________

     (2) Includes dividends and interest thereon paid on shares awarded pursuant to the 2005 Recognition and Retention Plan that vested during fiscal 2007. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned. Also includes bonuses paid in December 2006 and June 2007.

     (3) At June 30, 2007, each non-employee director held 1,793 unvested stock awards under our 2005 Recognition and Retention Plan and an aggregate of 7,473 outstanding options under our 2005 Stock Option Plan:

     In accordance with the rules and regulations of the Office of Thrift Supervision, no future grants or awards are permissible for our non-employee directors under the 2005 Stock Option Plan or 2005 Recognition and Retention Plan unless previous awards are forfeited by our current non-employee directors.

_____________________________________________________________________

                 REPORT OF THE AUDIT COMMITTEE
_____________________________________________________________________


     The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Home Federal Saving and Loan Association and Home Federal Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

     The Audit Committee has reviewed and discussed Home Federal Bancorp's audited financial statements with management. The Audit Committee has discussed with Home Federal Bancorp's independent registered public accounting firm, LaPorte Sehrt Romig and Hand, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with LaPorte Sehrt Romig & Hand, the independent auditor's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp's Annual Report on Form 10-KSB for fiscal year 2007 for filing with the Securities and Exchange Commission.

                                   Members of the Audit Committee

                                   Henry M. Hearne
                                   David A. Herndon III
                                   Scott D. Lawrence

_____________________________________________________________________

                   MANAGEMENT COMPENSATION
_____________________________________________________________________

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Home Federal Savings and Loan Association for services rendered in all capacities during the fiscal year ended June 30, 2007 to our principal executive officer and the only other executive officer whose total compensation exceeded $100,000 during fiscal 2007. Home Federal Bancorp, the holding company of Home Federal Savings and Loan Association, has not paid separate cash compensation to our executive officers.


                              Fiscal                     Stock     Option      All Other
Name and Principal Position    Year    Salary    Bonus  Awards(1) Awards(1)  Compensation(2)  Total
---------------------------   ------  --------  ------- --------- ---------  --------------- --------
Daniel R. Herndon              2007   $130,350  $23,035  $34,337   $15,660     $51,672       $255,054
  President and Chief
  Executive Officer

Clyde D. Patterson             2007    103,700   16,370   18,321     9,417      36,988        184,797
  Executive Vice President

___________________

(1) Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2007 for awards of restricted stock that vested during fiscal 2007, with respect to each of the named executive officers. The valuation of the restricted stock awards is based on a grant date fair value of $9.85.

(2) Includes contributions by Home Federal Savings and Loan of $7,220 and $6,103 to the accounts of Messrs. Herndon and Patterson, respectively, under the Home Federal Savings and Loan 401(k) Plan during fiscal 2007, the fair market value ($10.29) on December 31, 2006, the date shares of Home Federal Bancorp common stock were allocated, multiplied by the 948 and 754 shares allocated to the employee stock ownership plan accounts of Messrs. Herndon and Patterson, respectively, during fiscal 2007 and $9,650 and $8,900 in directors' fees paid to Messrs. Herndon and Patterson, respectively, during fiscal 2007. Also includes health insurance premiums paid on behalf of Messrs. Herndon and Patterson, dividends and interest thereon paid on restricted stock awards in fiscal 2007 and use of a company-owned automobile.

Outstanding Equity Awards at Fiscal Year-End

     Home Federal did not grant any awards of restricted stock or stock options during fiscal 2007 to its executive officers named above in the summary compensation table. The table below sets forth outstanding equity awards at June 30, 2007 to our named executive officers.

                                                                                   Stock Awards
                                      Option Awards                       -------------------------------
                  -----------------------------------------------------                     Market Value
                       Number of Securities                                  Number of      of Shares or
                  Underlying Unexercised Options               Option     Shares or Units  Units of Stock
                  ------------------------------  Exercise   Expiration    of Stock That     That Have
     Name           Exercisable  Unexercisable      Price       Date      Have Not Vested    Not Vested
----------------- -------------  ---------------  --------   ----------   ---------------  --------------
Daniel R. Herndon     17,400        26,100          $9.85     8/18/2015      10,458          $105,626
Clyde D. Patterson    10,464        15,696           9.85     8/18/2015       5,580            56,358


Related Party Transactions

     In accordance with applicable federal laws and regulations, Home Federal Savings and Loan offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

_____________________________________________________________________

  BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
                          AND MANAGEMENT
_____________________________________________________________________

     The following table sets forth as of September 26, 2007, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Home Federal Bancorp, (iii) certain executive officers of Home Federal Bancorp; and (iv) all directors and executive officers of Home Federal Bancorp as a group.

      Name of Beneficial       Amount and Nature of
      Owner or Number of     Beneficial Ownership as of   Percent of
       Persons in Group        September 26, 2007(1)    Common Stock(2)
-----------------------------------------------------------------------
Home Federal Mutual Holding...       2,135,375              63.1%
  Company of Louisiana
  624 Market Street
  Shreveport, Louisiana 71101

Directors:

  Walter T. Colquitt III......           5,621(3)             *
  Henry M. Hearne.............          20,979(3)(4)          *
  Daniel R. Herndon...........          58,774(3)(5)         1.7
  David A. Herndon III........          24,979(3)(6)          *
  Woodus K. Humphrey..........           5,521(3)             *
  Scott D. Lawrence...........          15,979(3)(7)          *
  Clyde D. Patterson..........          24,843(3)(8)          *
  Amos L. Wedgeworth, Jr......           6,979(3)             *
  Sidney D. York..............           7,479(3)             *

All Directors and Executive
  Officers as a Group
  (10 persons)................         175,859(3)            5.1%
___________________
*    Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3) Includes a total of 29,885 shares over which the directors and executive officers as a group (10 persons) have voting power which are held in the 2005 Recognition and Retention Plan Trust, that are part of grant awards that are vesting at a rate of 20% per year commencing on August 18, 2006.
     The trust holds 1,793 of such shares on behalf of each non-employee director and on behalf of Messrs. Daniel Herndon and Clyde Patterson, 10,458 and 5,580 of such shares, respectively. Includes a total of 50,846 shares subject to stock options granted pursuant to the 2005 Stock Option Plan that are exercisable within 60 days of the voting record date. Each non-employee director holds 2,990 of such stock options and Messrs. Daniel Herndon and Clyde Patterson hold 17,400 and 10,464 stock options, respectively.

(4) Includes 5,000 shares held by Mr. Hearne's spouse and 10,000 shares held by the Grand Bend Investments LLC, of which Mr.
     Hearne is a principal.

                          (Footnotes continued on following page)

___________________

(5) Includes 11,342 shares held in Home Federal Savings and Loan Association's 401(k) Plan for the benefit of Mr. Herndon, 1,895 shares allocated to Mr. Herndon's account in the Home Federal Savings and Loan Association employee stock ownership plan and 13,000 shares held by Herndon Investment Company LLC over which Mr. Herndon disclaims beneficial ownership except with respect to his 50% ownership interest therein.

(6)  Includes 13,000 shares held by Herndon Investment Company
     LLC, of which Mr. Herndon is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(7) Includes 5,000 shares held in Mr. Lawrence's individual retirement account.

(8)  The 5,007 shares are held in Home Federal Savings and Loan
     Association's 401(k) Plan for the benefit of Mr. Patterson and 1,508 shares allocated to Mr. Patterson's account in the employee stock ownership plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock other than Home Federal Mutual Holding Company.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2007, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

_____________________________________________________________________

                RATIFICATION OF APPOINTMENT OF
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)
_____________________________________________________________________


     The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte Sehrt Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending June 30, 2008, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

     We have been advised by LaPorte Sehrt Romig & Hand that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. LaPorte Sehrt Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint LaPorte Sehrt Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte Sehrt Romig & Hand is compatible with maintaining their independence. In fiscal 2007 and 2006, LaPorte Sehrt Romig & Hand performed auditing services as well as reviewed our public filings. The Audit Committee believes that LaPorte Sehrt Romig & Hand's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

     The following table sets forth the aggregate fees paid by us to LaPorte Sehrt Romig & Hand for professional services rendered by LaPorte Sehrt Romig & Hand in connection with the audit of Home Federal Bancorp's consolidated financial statements for fiscal 2007 and 2006, as well as the fees paid by us to LaPorte Sehrt Romig & Hand for audit-related services, tax services and all other services rendered by LaPorte Sehrt Romig & Hand to us during fiscal 2007 and 2006.

                                          Year Ended June 30,
                                          -------------------
                                           2007        2006
                                          ---------  --------
Audit fees (1).....................       $45,000    $46,500
Audit-related fees.................        15,000         --
Tax fees...........................            --         --
All other fees.....................           450         --
                                           ------     ------
  Total............................       $60,450    $46,500
                                           ======     ======

___________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit related fees consist of fees incurred in connection with the provision of due diligence services.

(3) All other fees consist of fees incurred in connection with services rendered to review certain operational aspects of an employee benefit plan.

     The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of LaPorte Sehrt Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2008.

_____________________________________________________________________

     SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                  WITH THE BOARD OF DIRECTORS
_____________________________________________________________________

     Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2008, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 13, 2008. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II,
Section 15 of Home Federal Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices five days before the date of the annual meeting. The notice must include the information required by Article II, Section 15 of our Bylaws.

     Shareholder Nominations. Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article II, Section 14 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders five days before the date of the annual meeting.

     Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101. Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

_____________________________________________________________________

                         ANNUAL REPORTS
_____________________________________________________________________


     A copy of Home Federal Bancorp's Annual Report for the year ended June 30, 2007 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any shareholder a copy of the Form 10-KSB for the year ended June 30, 2007 and exhibits to the Annual Report on Form 10-KSB. Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

_____________________________________________________________________

                         OTHER MATTERS
_____________________________________________________________________


     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Home Federal Bancorp. Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

[X]  Please Mark Votes
     As in This Example                                   REVOCABLE PROXY

                   HOME FEDERAL BANCORP, INC. OF LOUISIANA
                       ANNUAL MEETING OF SHAREHOLDERS

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2007 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. held of record by the undersigned on September 26, 2007 at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 14, 2007, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]     FOR       [ ]    WITHHOLD       [ ]    FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2010: Walter T. Colquitt III, Daniel R. Herndon and Scott D. Lawrence

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2008.

     [ ]     FOR       [ ]    AGAINST        [ ]    ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                    _____________________________
                                     Date
  Please be sure to sign and date
   this Proxy in the box below.
_________________________________________________________________



____ Shareholder sign above______ Co-holder (if any) sign above__


--------------------------------------------------------------------------
^                                                                        ^
 Detach above card, sign, date and mail in postage paid envelope provided.


                 HOME FEDERAL BANCORP, INC. OF LOUISIANA

     The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. of Louisiana and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2007, prior to the signing of this proxy.

------------------------------------------------------------------------------
     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                          PLEASE ACT PROMPTLY
              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

[X] Please Mark Votes
    As in This Example


               HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
               EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN
                      VOTING INSTRUCTION BALLOT
                         ____________________

                 HOME FEDERAL BANCORP, INC. OF LOUISIANA
                     ANNUAL MEETING OF SHAREHOLDERS
                         ____________________

     The undersigned hereby instructs the Trustees of the Employees' Savings and Profit Sharing Plan (the "401(k) Plan") of Home Federal Savings and Loan Association to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account as of September 26, 2007 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 14, 2007, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]     FOR        [ ]    WITHHOLD        [ ]    FOR ALL EXCEPT

NOMINEES for three year term expiring in 2010: Walter T. Colquitt III, Daniel R. Herndon and Scott D. Lawrence

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2008.

     [ ]     FOR        [ ]    AGAINST         [ ]    ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2007 prior to the signing of this card.

     Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.



                                 _______________
                                 Date

   Please be sure to sign and
        date this Card.
   ______________________________________________



   ____ Participant sign above___________________

               [Home Federal Bancorp, Inc. of Louisiana Logo]





                                                              October 11, 2007


To: Participants in the Home Federal Savings and Loan Association Employees' Savings and Profit Sharing Plan (the "401(k) Plan")

Re:  Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Savings and Loan Association 401(k) Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2007 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot. In order to be effective, your Voting Instruction Ballot must be received by Clyde D. Patterson no later than November 7, 2007. Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan. If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                   Sincerely,

                                   /s/ Daniel R. Herndon

                                   Daniel R. Herndon
                                   President

[X] Please Mark Votes
    As in This Example


               HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
                   RECOGNITION AND RETENTION PLAN
                      VOTING INSTRUCTION BALLOT

                          ____________________

                HOME FEDERAL BANCORP, INC. OF LOUISIANA
                    ANNUAL MEETING OF SHAREHOLDERS
                          ____________________

     The undersigned hereby instructs the Trustees of the 2005 Recognition and Retention Plan (the "Recognition Plan") of Home Federal Bancorp, Inc. to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. granted pursuant to the Recognition Plan to the undersigned as of September 26, 2007 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 14, 2007, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]     FOR       [ ]     WITHHOLD        [ ]     FOR ALL EXCEPT

NOMINEES for three year term expiring in 2010: Walter T.Colquitt III, Daniel R. Herndon and Scott D. Lawrence

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2008.

     [ ]     FOR       [ ]     AGAINST         [ ]    ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2007 prior to the signing of this card.

     Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.


                               ______________
                                   Date
    Please be sure to sign and
         date this Card.
    _________________________________________



    ____ Participant sign above _____________

                [Home Federal Bancorp, Inc. of Louisiana Logo]


                                                              October 11, 2007


To: Persons Granted Restricted Stock under Home Federal Bancorp's Recognition and Retention Plan (the "Recognition Plan")

Re:  Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp granted to you pursuant to the 2005 Recognition and Retention Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2007 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote the restricted shares granted to you by marking, dating, signing and returning the enclosed Voting Instruction Ballot. Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees at the Annual Meeting.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp. If your voting instructions are not received, the restricted shares granted to you will be voted by the Trustees in their sole discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you pursuant to the 2005 Recognition and Retention Plan. If you also own shares of Home Federal Bancorp common stock outside of the Recognition Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                   Sincerely,

                                   /s/ Daniel R. Herndon

                                   Daniel R. Herndon
                                   President

[X] Please Mark Votes
    As in This Example


               HOME FEDERAL SAVINGS AND LOAN ASSOCIATION
                    EMPLOYEE STOCK OWNERSHIP PLAN
                      VOTING INSTRUCTION BALLOT
                          ____________________

                HOME FEDERAL BANCORP, INC. OF LOUISIANA
                      ANNUAL MEETING OF SHAREHOLDERS
                          ____________________

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of Home Federal Savings and Loan Association to vote, as designated below, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account as of September 26, 2007 at the Annual Meeting of Shareholders to be held at Home Federal Bancorp's main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November
14, 2007, at 10:00 a.m., Central Time, or at any adjournment thereof.

1.   ELECTION of directors for three year term.

     [ ]     FOR       [ ]     WITHHOLD       [ ]     FOR ALL EXCEPT

NOMINEES for three year term expiring in 2010: Walter T. Colquitt III, Daniel
R. Herndon and Scott D. Lawrence

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2. PROPOSAL to ratify the appointment of LaPorte Sehrt Romig & Hand as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2008.

     [ ]     FOR       [ ]     AGAINST        [ ]     ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte Sehrt Romig & Hand.

     THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Home Federal Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended June 30, 2007 prior to the signing of this card.

     Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.


                               ______________
                                   Date
    Please be sure to sign and
         date this Card.
    _________________________________________



    ____ Participant sign above _____________

               [Home Federal Bancorp, Inc. of Louisiana Logo]



                                                              October 11, 2007


To: Participants in the Home Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP")

Re:  Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana


     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Savings and Loan Association ESOP will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2007 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot. In order to be effective, your Voting Instruction Ballot must be received by Clyde D. Patterson no later than November 7, 2007. Mr. Patterson will tabulate the votes for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp. If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP. If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                   Sincerely,

                                   /s/ Daniel R. Herndon

                                   Daniel R. Herndon
                                   President